	ATTACHMENT I-a		EXHIBIT 99.2
To assist investors in assessing 2Q26 results, the following disclosures have been made available in the 8-K filing:
2Q26 INVESTOR RELATIONS DATA SUMMARY
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(Preliminary)
Dollars in millions (unless otherwise noted)	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues and other income
Sales and other operating revenue	114,529	79,477	197,690	160,535
Income from equity affiliates	893	1,462	2,262	2,831
Other income	595	567	1,203	1,270
Total revenues and other income	116,017	81,506	201,155	164,636
Costs and other deductions
Crude oil and product purchases	67,801	45,327	119,603	92,115
Production and manufacturing expenses	12,250	10,102	22,945	20,185
Selling, general and administrative expenses	2,483	2,528	5,167	5,068
Depreciation and depletion (includes impairments)	8,689	6,101	15,460	11,803
Exploration expenses, including dry holes	155	251	281	315
Non-service pension and postretirement benefit expense	32	90	94	203
Interest expense	227	145	522	350
Other taxes and duties	4,956	6,257	10,692	12,292
Total costs and other deductions	96,593	70,801	174,764	142,331
Income/(Loss) before income taxes	19,424	10,705	26,391	22,305
Income tax expense/(benefit)	4,543	3,351	7,038	6,918
Net income/(loss) including noncontrolling interests	14,881	7,354	19,353	15,387
Net income/(loss) attributable to noncontrolling interests	356	272	645	592
Net income/(loss) attributable to ExxonMobil	14,525	7,082	18,708	14,795

OTHER FINANCIAL DATA
Dollars in millions (unless otherwise noted)	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Earnings per common share (U.S. dollars)	3.48	1.64	4.47	3.40
Earnings per common share - assuming dilution (U.S. dollars)	3.48	1.64	4.47	3.40

Dividends on common stock
Total	4,299	4,288	8,633	8,623
Per common share (U.S. dollars)	1.03	0.99	2.06	1.98

Millions of common shares outstanding
Average - assuming dilution	4,174	4,331	4,188	4,351

Taxes
Income taxes	4,543	3,351	7,038	6,918
Total other taxes and duties	6,112	7,204	12,887	14,270
Total taxes	10,655	10,555	19,925	21,188
Sales-based taxes	7,797	5,289	12,974	10,759
Total taxes including sales-based taxes	18,452	15,844	32,899	31,947

ExxonMobil share of income taxes of equity companies (non-GAAP)	235	486	712	1,143

CONDENSED CONSOLIDATED BALANCE SHEET
(Preliminary)
Dollars in millions (unless otherwise noted)	June 30, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	10,588	10,681
Notes and accounts receivable – net	60,558	44,562
Inventories
Crude oil, products and merchandise	22,363	22,979
Materials and supplies	3,200	3,323
Other current assets	4,084	1,837
Total current assets	100,793	83,382
Investments, advances and long-term receivables	45,605	45,317
Property, plant, and equipment – net	296,298	299,373
Other assets, including intangibles – net	21,786	20,908
Total Assets	464,482	448,980

LIABILITIES
Current liabilities
Notes and loans payable	10,139	9,296
Accounts payable and accrued liabilities	74,491	60,911
Income taxes payable	4,200	2,123
Total current liabilities	88,830	72,330
Long-term debt	32,229	34,241
Postretirement benefits reserves	9,068	8,847
Deferred income tax liabilities	39,546	40,216
Long-term obligations to equity companies	549	542
Other long-term obligations	28,149	26,178
Total Liabilities	198,371	182,354

EQUITY
Common stock without par value
(9,000 million shares authorized, 8,019 million shares issued)	46,636	46,150
Earnings reinvested	492,569	482,494
Accumulated other comprehensive income	(11,549)	(10,863)
Common stock held in treasury
(3,907 million shares at June 30, 2026, and 3,840 million shares at December 31, 2025)	(268,276)	(258,395)
ExxonMobil share of equity	259,380	259,386
Noncontrolling interests	6,731	7,240
Total Equity	266,111	266,626
Total Liabilities and Equity	464,482	448,980

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(Preliminary)
Dollars in millions (unless otherwise noted)	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss) including noncontrolling interests	19,353	15,387
Depreciation and depletion (includes impairments)	15,460	11,803
Changes in operational working capital, excluding cash and debt	(3,857)	(4,848)
All other items – net	1,304	2,161
Net cash provided by operating activities	32,260	24,503

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant, and equipment	(12,997)	(12,181)
Proceeds from asset sales and returns of investments	649	1,999
Additional investments and advances	(711)	(472)
Other investing activities including collection of advances	734	339
Net cash used in investing activities	(12,325)	(10,315)

CASH FLOWS FROM FINANCING ACTIVITIES
Additions to long-term debt	894	883
Reductions in long-term debt	(135)	(13)
Additions to short-term debt	—	172
Reductions in short-term debt	(5,500)	(4,676)
Additions/(reductions) in commercial paper, and debt with three months or less maturity	3,912	257
Contingent consideration payments	(125)	(79)
Cash dividends to ExxonMobil shareholders	(8,633)	(8,623)
Cash dividends to noncontrolling interests	(332)	(452)
Changes in noncontrolling interests	61	(10)
Inflows from noncontrolling interests for major projects	—	45
Common stock acquired	(10,007)	(9,768)
Net cash provided by (used in) financing activities	(19,865)	(22,264)
Effects of exchange rate changes on cash	(163)	600
Increase/(Decrease) in cash and cash equivalents (including restricted)	(93)	(7,476)
Cash and cash equivalents at beginning of period (including restricted)	10,681	23,187
Cash and cash equivalents at end of period (including restricted)	10,588	15,711

Common Shares Outstanding, millions	2Q26	1Q26	4Q25	3Q25
At quarter end	4,112	4,145	4,179	4,217
Weighted-average - assuming dilution	4,174	4,202	4,238	4,285

Upstream Volume Driver Analysis, koebd	2Q26 vs 1Q26		2026 vs 2025 (YTD)
Prior Period	4,594		4,591
Entitlements - Net Interest	—		(16)
Entitlements - Price / Spend / Other	(37)		7
Government Mandates	—		(2)
Divestments	(3)		(52)
Growth / Other	(40)		26
Current Period	4,514		4,554

Upstream Realization Data	2Q26	1Q26	4Q25	3Q25
United States
ExxonMobil
Crude ($/b)	97.58	70.12	58.57	63.56
Natural Gas ($/kcf)	0.52	3.37	1.75	2.36

Marker Benchmarks
WTI ($/b)	93.21	71.98	59.23	65.03
Henry Hub ($/mbtu)	2.90	5.01	3.55	3.07

Non-U.S.
ExxonMobil
Crude ($/b)	92.42	69.98	57.46	62.58
Natural Gas ($/kcf)	13.96	10.58	9.60	9.62

Marker Benchmarks
Brent ($/b)	104.52	80.61	63.69	69.07
TTF ($/mbtu)	16.45	10.79	10.77	11.75

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2026. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

Product Solutions Marker Benchmark Data	2Q26	1Q26	4Q25	3Q25
Energy Products
Indicative Refining Margin ($/b)	29.0	16.3	18.3	17.5

Chemical Products
North American Polyethylene ($/T)	1,454	965	759	812
Asia Pacific Polyethylene ($/T)	1,148	865	822	840
Asia Pacific LVN ($/T)	893	720	564	588
USGC Ethane ($/T)	158	173	196	171

The above markers reflect the average prices from the quarter. Indicative Refining Margin, NA PE, AP PE, AP LVN, and USGC
Ethane from Platts, part of S&P Global Commodity Insights. NA PE, AP PE, AP LVN, and USGC Ethane historical prices were updated to reflect simple averages. Marker associated sensitivities developed for forward-looking analysis and in relation to full-year results. For any given period, the accuracy of the earnings sensitivity will be dependent on the price movements of individual types of crude oil, natural gas, or products, results of trading activities, project start-up timing, maintenance timing, taxes and other government take impacts, price adjustment lags in long-term gas contracts, and crude and gas production volumes. Accordingly, changes in benchmark prices only provide broad indicators of changes in the earnings experienced in any particular period. Refer to
"Modeling Toolkit" tab on the Investor Relations page of our website at www.exxonmobil.com for more information.

Effective Income Tax Rate	2Q26	1Q26	4Q25	3Q25
Effective Income Tax Rate, %	24%	40%	21%	32%

Due to rounding, numbers presented may not add up precisely to the totals indicated.

KEY FIGURES: UPSTREAM VOLUMES
2Q26	1Q26	Net production of crude oil, natural gas liquids, bitumen and synthetic oil, thousand barrels per day (kbd)	YTD 2026	YTD 2025
1,653	1,586	United States	1,620	1,456
922	936	Canada/Other Americas	929	779
3	3	Europe	3	4
121	138	Africa	130	138
647	611	Asia	629	799
26	23	Australia/Oceania	24	25
3,373	3,297	Worldwide	3,335	3,201

2Q26	1Q26	Net natural gas production available for sale, million cubic feet per day (mcfd)	YTD 2026	YTD 2025
3,840	3,589	United States	3,715	3,290
25	28	Canada/Other Americas	26	33
274	313	Europe	293	321
117	114	Africa	116	112
1,274	2,500	Asia	1,883	3,331
1,319	1,236	Australia/Oceania	1,278	1,257
6,849	7,779	Worldwide	7,311	8,344

4,514	4,594	Oil-equivalent production (koebd) ¹	4,554	4,591

[1] Natural gas is converted to an oil-equivalent basis at six million cubic feet per one thousand barrels.

KEY FIGURES: MANUFACTURING THROUGHPUT AND SALES
2Q26	1Q26	Refinery throughput, thousand barrels per day (kbd)	YTD 2026	YTD 2025
1,908	1,795	United States	1,852	1,880
331	384	Canada	358	387
814	733	Europe	774	977
317	386	Asia Pacific	351	444
192	195	Other	194	185
3,562	3,494	Worldwide	3,528	3,873

2Q26	1Q26	Energy Products sales, thousand barrels per day (kbd)	YTD 2026	YTD 2025
3,036	3,214	United States	3,124	2,817
2,662	2,416	Non-U.S.	2,539	2,619
5,698	5,630	Worldwide	5,664	5,436

2,166	2,214	Gasolines, naphthas	2,190	2,229
1,722	1,672	Heating oils, kerosene, diesel	1,697	1,766
431	399	Aviation fuels	415	376
169	187	Heavy fuels	178	203
2,356	1,158	Other energy products	1,184	862
5,698	5,630	Worldwide	5,664	5,436

2Q26	1Q26	Chemical Products sales, thousand metric tons (kt)	YTD 2026	YTD 2025
1,682	1,904	United States	3,586	3,477
2,788	3,455	Non-U.S.	6,243	6,563
4,471	5,358	Worldwide	9,829	10,040

2Q26	1Q26	Specialty Products sales, thousand metric tons (kt)	YTD 2026	YTD 2025
367	536	United States	903	977
1,418	1,439	Non-U.S.	2,857	2,963
1,784	1,976	Worldwide	3,760	3,940

KEY FIGURES: HISTORICAL ADJUSTING ITEMS
Dollars in millions (unless otherwise noted)	4Q25	3Q25	2Q25	1Q25
Earnings/(Loss) (U.S. GAAP)	6,501	7,548	7,082	7,713

Identified Items
Impairments [1]	(1,700)	(155)	—	—
Gain/(Loss) on sale of assets	720	—	—	—
Tax-related items	288	—	—	—
Restructuring charges	(64)	(355)	—	—
Total Identified Items	(755)	(510)	—	—
Estimated Timing Effects	336	156	110	129
Adjusted Earnings/(Loss) (non-GAAP)	6,920	7,902	6,972	7,584
¹ Fourth quarter includes charge of $640 million associated with the optimization of materials and supply inventory. Materials and supplies impacts are included in production and manufacturing expenses on the Consolidated Statement of Income.

HISTORICAL ADJUSTING ITEMS PER COMMON SHARE
Dollars per common share	4Q25	3Q25	2Q25	1Q25
Earnings/(Loss) Per Common Share (U.S. GAAP) ¹	1.53	1.76	1.64	1.76

Identified Items Per Common Share ¹
Impairments	(0.40)	(0.04)	—	—
Gain/(Loss) on sale of assets	0.17	—	—	—
Tax-related items	0.07	—	—	—
Restructuring charges	(0.02)	(0.08)	—	—
Total Identified Items Per Common Share ¹	(0.18)	(0.12)	—	—
Estimated Timing Effects Per Common Share ¹	0.08	0.04	0.03	0.03
Adjusted Earnings/(Loss) Per Common Share (Non-GAAP) ¹	1.63	1.84	1.61	1.73
¹ Assuming dilution.

KEY FIGURES: HISTORICAL ADJUSTING ITEMS BY SEGMENT
Fourth Quarter 2025	Upstream		Energy Products		Chemical Products		Specialty Products		Corporate & Financing	Total
Dollars in millions (unless otherwise noted)	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.
Earnings/(Loss) (U.S. GAAP)	753	2,764	1,012	2,378	64	(345)	233	449	(807)	6,501

Identified Items
Impairments	(662)	(422)	(153)	(113)	(130)	(190)	(18)	(12)	—	(1,700)
Gain/(Loss) on sale of assets	—	—	—	720	—	—	—	—	—	720
Tax-related items	192	—	34	(6)	50	—	30	—	(11)	288
Restructuring charges	—	—	—	—	—	—	—	—	(64)	(64)
Total Identified Items	(471)	(422)	(118)	601	(80)	(190)	12	(12)	(75)	(755)

Estimated Timing Effects (Worldwide)	(19)		355		—		—		—	336

Adjusted Earnings/(Loss) (non-GAAP)	4,429		2,552		(11)		682		(732)	6,920

Third Quarter 2025	Upstream		Energy Products		Chemical Products		Specialty Products		Corporate & Financing	Total
Dollars in millions (unless otherwise noted)	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.
Earnings/(Loss) (U.S. GAAP)	1,228	4,451	858	982	329	186	354	386	(1,226)	7,548

Identified Items
Impairments	—	—	—	—	—	—	—	—	(155)	(155)
Restructuring charges	—	—	—	—	—	—	—	—	(355)	(355)
Total Identified Items	—	—	—	—	—	—	—	—	(510)	(510)

Estimated Timing Effects (Worldwide)	48		108		—		—		—	156

Adjusted Earnings/(Loss) (non-GAAP)	5,631		1,732		515		740		(716)	7,902

Second Quarter 2025	Upstream		Energy Products		Chemical Products		Specialty Products		Corporate & Financing	Total
Dollars in millions (unless otherwise noted)	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.
Earnings/(Loss) (U.S. GAAP)	1,212	4,190	825	541	255	38	291	489	(759)	7,082

Total Identified Items	—	—	—	—	—	—	—	—	—	—

Estimated Timing Effects (Worldwide)	119		(9)		—		—		—	110

Adjusted Earnings/(Loss) (non-GAAP)	5,283		1,375		293		780		(759)	6,972

First Quarter 2025	Upstream		Energy Products		Chemical Products		Specialty Products		Corporate & Financing	Total
Dollars in millions (unless otherwise noted)	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.	U.S.	Non-U.S.
Earnings/(Loss) (U.S. GAAP)	1,870	4,886	297	530	255	18	322	333	(798)	7,713

Total Identified Items	—	—	—	—	—	—	—	—	—	—

Estimated Timing Effects (Worldwide)	158		(29)		—		—		—	129

Adjusted Earnings/(Loss) (non-GAAP)	6,598		856		273		655		(798)	7,584